Exhibit 10.1

Execution

AMENDMENT NO. 1 TO LOAN AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of May 1, 2023, by and among GUERRILLA RF, INC., a Delaware corporation (“Parent”), GUERRILLA RF OPERATING CORPORATION, a Delaware corporation (together with Parent, the “Borrowers” and each, individually, a “Borrower”), and SALEM INVESTMENT PARTNERS V, LIMITED PARTNERSHIP, a North Carolina limited partnership (“Salem V”), in its capacity as a lender (“Lender”) and Salem V, in its capacity as Collateral Agent under the Loan Agreement (“Collateral Agent” ).

WHEREAS, the Borrowers, Collateral Agent and Lender are parties to that certain Loan Agreement dated as of August 11, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Loan Agreement”);

WHEREAS, the parties hereto have agreed to make certain amendments to the Loan Agreement on the terms set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Capitalized Terms. Except as otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings assigned thereto in the Loan Agreement.

2.             Amendments to Loan Agreement. Subject to the terms and conditions set forth herein, the Loan Agreement is hereby amended as follows:

(a)	The definition of Deferred Interest Rate, as set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Deferred Interest Rate” means three percent (3.0%) per annum.

(b)	Section 2.5(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

For and in consideration of each Advance under the Multi-Draw Loans, on each Multi-Draw Date, the Borrowers shall pay the Lenders (pro rata) a closing fee in an amount equal to (i) 4.0% on the first $1,500,000 of Advances made under the Multi-Draw Loans and (ii) 2.0% on the next $1,500,000 of Advances made under the Multi-Draw Loans, all of which fees shall be fully paid up and earned at the time of payment (collectively, the “Multi-Draw Fees”);

(c)	Section 10.3(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

if to any Borrower or any other Credit Party, to it at 2000 Pisgah Church Road, Greensboro, NC 27455, Attention: Rich Miller (Telephone No. (336) 579-5285; email address rmiller@guerrilla-rf.com), with a copy for information purposes only to Brooks, Pierce, McLendon, Humphrey & Leonard, L.L.P., 230 North Elm Street, Greensboro, NC 27401, Attention: Iain MacSween (Telephone No. (336) 271-3192; email address imacsween@brookspierce.com);

Execution

3.             Effect of Amendment. Except as expressly amended hereby, the Loan Agreement shall be and remain in full force and effect. The Borrowers acknowledge and agree that the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect, except as amended hereunder.

(a)    Representations and Warranties/No Default. By its execution hereof, the Borrowers jointly and severally hereby: (a) certify that after giving effect to this Amendment, each of the representations and warranties by it set forth in the Loan Agreement and the other Loan Documents is true and correct as of the date hereof in all material respects as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date) and that no Event of Default has occurred and is continuing as of the date hereof; (b) represent and warrant that it has the requisite right, power and authority and has taken all necessary limited liability company, corporate and/or other action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby in accordance with their applicable terms; and (c) represent and warrant that this Amendment has been duly executed and delivered by its duly authorized officers and constitutes the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

4.          Governing Law; Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina, but excluding all other choice of law and conflicts of law rules). This Amendment is a “Loan Document” and as shall be treated as such with respect to all applicable provisions of the Loan Agreement and any other Loan Document.

5.          Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Loan Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a)          The Collateral Agent and Lender shall have received each of the following documents or instruments in form and substance acceptable to them:

(i)	this Amendment, duly executed by the Borrowers; and

(ii)    such other documents, instruments, certifications, undertakings, further assurances and other matters as the Collateral Agent or Lender shall reasonably request prior to the date of this Amendment.

(b)         The Collateral Agent and the Lender shall have received all fees and expenses payable to it under the Loan Agreement (including the reasonable and documented fees and expenses of counsel and other reasonable and documented out-of-pocket expenses) incurred in connection with the preparation, execution and delivery of this Amendment, to the extent invoiced at least one (1) Business Day prior to the date hereof.

6.	[Reserved].

7.          Further Assurances. The Borrowers shall execute and deliver such other documents, and take such other actions, as may be reasonably requested by the Collateral Agent or Lender from time to time to give effect to the provisions of this Amendment and the other documents referenced herein.

Execution

8.          Release. The Borrowers hereby fully, finally, and forever releases and discharges the Collateral Agent, Lender and their respective successors, assigns, directors, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that the Borrowers or any Credit Party has or in the future may have, whether known or unknown, in respect of the Loan Documents or the actions or omissions of the Collateral Agent or Lender in respect to the Loan Documents arising from events occurring prior to the date hereof.

9.       Signatures; Counterparts. Facsimile transmissions of any executed original document and/or retransmission of any executed facsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm facsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[The next page is the signature page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first written.

BORROWERS:

GUERRILLA RF, INC.

By:	/s/ Ryan Pratt
Name:	Ryan Pratt
Title:	Founder/CEO

GUERRILLA RF OPERATING CORPORATION

By:	/s/ Ryan Pratt
Name:	Ryan Pratt
Title:	Founder/CEO

[Signature Page to Amendment No. I to Loan Agreement (Guerrilla)]

COLLATERAL AGENT:

SALEM INVESTMENT PARTNERS V, LIMITED PARTNERSHIP

By: /s/ Kevin Jessup
Name: Kevin Jessup
Title: Manager

LENDER:

SALEM INVESTMENT PARTNERS V, LIMITED PARTNERSHIP

By: /s/ Kevin Jessup
Name: Kevin Jessup
Title: Manager

[Signature Page to Amendment No. I to Loan Agreement (Guerrilla)]